UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

[●], 2026

Dear Shareholder:

The Board of Trustees (the “Board”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) is pleased to invite you to two separate special meetings (the “Special Meetings”) of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”). The first meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “First Meeting”) and the second meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “Second Meeting”), on [●], [●], 2026. [The Special Meetings will be held in a virtual meeting format only.1 You will not be able to attend the Special Meetings in person, but you will be able to view the Special Meetings live and cast your vote(s) by accessing an event link.]

Matthews International Capital Management, LLC (“Matthews”) currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund, and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended. The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

To ensure that Matthews may continue to provide advisory and management services to the Funds without interruption, the Special Meetings are called to, among other things, approve a new investment advisory agreement (the “New Mutual Fund Agreement”) and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”) between Matthews and the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

The Board voted unanimously to approve the Proposals. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” each Proposal.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meetings scheduled for [●], 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

1 TBD whether the Special Meetings will be held virtually or in person.

1

As always, we appreciate your support.

Sincerely,

Mark W. Headley
President of the Trust

2

OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote at two separate Special Meetings of Shareholders (the “Special Meetings”). The first meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “First Meeting”) and the second meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “Second Meeting”) on [●], [●], 2026. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

You were sent this Proxy Statement because you are a shareholder in one or more of the series (each, a “Fund” and collectively, the “Funds”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Mutual Fund Agreement”) between the Trust, on behalf of the Funds that are operated as mutual funds, and Matthews International Capital Management, LLC (“Matthews”), and a new investment management agreement (the “New ETF Agreement” and, together with the New Advisory Agreement, the “New Agreements”) between the Trust, on behalf of the Funds that are operated as exchange-traded funds, to enable Matthews to continue to serve as the investment adviser for each Fund, as more fully described below under “What is the purpose of the Special Meetings?” and under Proposal 2. You are also being asked to elect to the Board two Trustees who were appointed by the Board and have yet to be elected by shareholders. This document includes a Notice of Special Meetings of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

Q:	What is the purpose of the Special Meetings?

A:

The purpose of the Special Meetings is to request shareholder approval of the New Agreements and the election of two Trustees of the Trust.

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Agreements are approved by a majority of the Independent Trustees and shareholders of each Fund. [At a meeting of the Board held on February [●], 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to approval by shareholders of the Funds. Accordingly, shareholders of each Fund are being asked to approve the applicable New Agreement at the Special Meeting. There are no material differences between the Current Agreements and their respective New Agreement, other than their effective and termination dates.

i

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including again seeking Fund shareholder approval of the New Agreement, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

In addition, the Board currently consists of six Trustees, five of whom are Independent Trustees, meaning that they are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and Matthews. Four of the Independent Trustees, Gale K. Caruso, Christopher Lee, Rhoda Rossman, and Jonathan F. Zeschin, have previously been elected by shareholders of the Trust. Neal Andrews, who is also an Independent Trustee, and Mark W. Headly, who is an Interested Trustee, meaning that he is an “interested person” of the Trust and Matthews, were previously appointed by the Board and have not yet been elected by shareholders. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies in the future, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the First Special Meeting. If the Nominees are elected to the Board at the First Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Q:	Why are shareholders being asked to approve the New Agreements?
A:

As required by the 1940 Act, the Current Agreements automatically terminate in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of Matthews or any other transaction or event that results in a change in control of Matthews for purposes of the 1940 Act. This provision effectively requires a Fund’s shareholders to vote on a new investment advisory or investment management agreement, as applicable, if Matthews experiences such a transfer or change in control for purposes of the 1940 Act.

As described in more detail in the Proxy Statement, Matthews is in the process of making certain changes to its ownership structure. As part of the Transaction, Matthews will repurchase the ownership interests held by three Institutional Investors. Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. Following the consummation of the Transaction, Messrs. Matthews and Headley will own [●]% and [●]%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors will relinquish their positions on the board of directors of Matthews such that Messrs. Matthews and Headley will be the only remaining directors of Matthews.

The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the 1940 Act. The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

In order to ensure that the existing investment advisory and management services can continue uninterrupted for the Funds, the Board has approved the New Agreements with Matthews, on behalf of each of its respective Funds. Shareholders are being asked to approve the New Agreements, which would be effective upon the consummation of the Transaction. The New Agreements are described in further detail in this proxy statement.

The Transaction will not result in any changes to the contractual investment advisory or management fees charged to the Funds, the portfolio management of any Fund, or the level, nature and quality of services provided by Matthews.

Q:	Will the proposed New Agreements change how the Funds are managed?

A:

No. The Transaction is not expected to result in any changes to the management of the Funds. If shareholders approve the New Agreements, the Funds’ existing portfolio managers are expected to continue to provide for the day-to-day management of the applicable Fund. In addition, the personnel responsible for the management operations of the Funds, including each Trust officer, are not expected to change as a result of the Transaction. The Transaction will not result in any changes to the investment objectives, principal investment strategies, investment techniques and principal risks of the Funds.

Q:	Do the proposed New Agreements materially differ from the respective Current Agreement?

A:	No. The material terms of the proposed New Agreements are identical to those of the respective Current Agreement, except for new effective and termination dates.

Q:	What happens if shareholders of a Fund do not approve their proposed New Agreement?

A:

If the shareholders of a Fund do not approve their proposed New Agreement, upon the closing of the Transaction, the applicable Current Agreement would terminate and Matthews would not be able to continue to serve as the adviser to the Fund. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days, seeking approval of a new advisory or management agreement, as applicable, liquidation of a Fund, or reorganizing the Fund with and into another Fund in the Trust.

Q:	Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?

A:

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be shared among Matthews and the Funds. The expenses specifically incurred in connection with Proposal 2 will be borne by Matthews. The expenses incurred with respect to Proposal 1 will be borne by [ ].

VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” both Proposals. The Board believes that approval of the Proposals is in the best interests of the Funds and their shareholders.

Q:	Who is eligible to vote?

A:

Shareholders of a Fund as of the close of business on [●], 2026 (the “Record Date”), are eligible to vote on the Proposals. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share, if applicable, held on the Record Date.

Q:	How do I vote my shares?

A:

You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. However, even if you plan to attend the Special Meetings, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

The Special Meetings will be held in a virtual meeting format only. You will not be able to attend the Special Meetings in person, but you will be able to view the Special Meetings live and cast your vote(s) by accessing an event link. To register to attend the virtual meeting, you should go to [●] and follow the instructions to register for the Special Meeting. You will need to provide your control number located on your proxy card, your full name, and your email address. Requests for registration must be received no later than [●] p.m., Pacific Time, on [●], [●], 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meetings, you will receive an email with your unique attendance link. Further instructions to access the Special Meetings and to vote your shares, if you have not already done so, will be included in the email.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Fund, you may receive more than one proxy card. Please execute each card received separately.

Q:	Whom do I contact if I have questions?

A:	If you have questions regarding the Proposals, please feel free to call our proxy solicitor, [●], at [●] between the hours of [●] a.m. and [●] p.m. Pacific Time or [●] a.m. and [●] p.m. Pacific Time, Monday through Friday.

Important additional information about the Proposals is set forth in the accompanying Proxy Statement.

Please read it carefully.

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON [●], [●], 2026

NOTICE IS HEREBY GIVEN that two separate special meetings (the “Special Meetings”) of the shareholders of each series (each, a “Fund” and collectively, the “Funds”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). The first meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “First Meeting”) and the second meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “Second Meeting”) on [●], [●], 2026. [The Special Meetings will be held in a virtual meeting format only. You will not be able to attend the Special Meetings in person, but you will be able to view the Special Meetings live and cast your vote(s) by accessing an event link, as detailed below.]

The purpose of the Special Meetings is for shareholders to consider and vote on the proposals as more fully described herein.

Matthews International Capital Management, LLC (“Matthews”) currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”).. Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended. The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

To ensure that Matthews may continue to provide advisory and management services to the Funds without interruption, the Special Meetings are called to, among other things, approve a new investment advisory agreement (the “New Mutual Fund Agreement”) and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”) between Matthews and the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

The Board voted unanimously to approve the Proposals. The Board believes that the Proposals are in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” each Proposal.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on [●], [●], 2026, as the record date (the “Record Date”) for determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meetings and any postponements and adjournments thereof.

The Special Meetings will be held in a virtual meeting format only. You will not be able to attend the Special Meetings in person, but you will be able to view the Special Meetings live and cast your vote(s) by accessing an event link. To register to attend the virtual meetings, you should go to [●] and follow the instructions to register for the Special Meetings. You will need to provide your control number located on your proxy card, your full name, and your email address. Requests for registration must be received no later than [●] p.m., Pacific Time, on [●], [●], 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meetings, you will receive an email with your unique attendance link. Further instructions to access the Special Meetings and to vote your shares, if you have not already done so, will be included in the email.

A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meetings and any postponements and adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meetings [virtually], please complete and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see page [●] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meetings, you may revoke your proxy at any time prior to its exercise at the Special Meetings. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings: This notice and the accompanying Proxy Statement are available on the Internet at [●].

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

By order of the Boards of Trustees,

Mark W. Headley
President of the Trust
[●], 2026

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(800) 789-ASIA (2742)

Matthews Emerging Markets Equity Fund	Matthews China Fund
Matthews Emerging Markets Sustainable Future Fund	Matthews China Small Companies Fund
Matthews Emerging Markets Small Companies Fund	Matthews India Fund
Matthews Asia Growth Fund	Matthews Japan Fund
Matthews Pacific Tiger Fund	Matthews Asia Dividend Fund
Matthews Asia Innovators Fund

Matthews Emerging Markets Equity Active ETF	Matthews China Active ETF
Matthews Emerging Markets ex China Active ETF	Matthews China Discovery Active ETF
Matthews Emerging Markets Sustainable Future Active ETF	Matthews India Active ETF
Matthews Emerging Markets Discovery Active ETF	Matthews Japan Active ETF
Matthews Pacific Tiger Active ETF	Matthews Korea Active ETF
Matthews Asia Innovators Active ETF	Matthews Asia Dividend Active ETF

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) in connection with two separate special meetings (the “Special Meetings”) of the shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”). The first meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “First Meeting”) and the second meeting will be held at [●] [a.m.]/[p.m.] Pacific Time (the “Second Meeting”) on [●], [●], 2026. [The Special Meetings will be held in a virtual meeting format only. You will not be able to attend the Special Meetings in person, but you will be able to view the Special Meetings live and cast your vote(s) by accessing an event link.]

Shareholders of record of each Fund at the close of business on [●], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meetings and any postponements and adjournments thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meetings of Shareholders are being mailed to shareholders of each Fund on or about [●], 2026. Shareholders are requested to vote their shares by completing and returning the enclosed proxy card.

[To register to attend the virtual meetings, please go to [●] and follow the instructions to register for the Special Meetings. You will need to provide your control number located on your proxy card, your full name, and your email address. Requests for registration must be received no later than [●] p.m., Pacific Time, on [●], [●], 2026. Upon completion of the registration process, you will receive a confirmation of your registration via email. On the day of the Special Meetings, you will receive an email with your unique attendance link. Further instructions to access the Special Meetings and to vote your shares, if you have not already done so, will be included in the email. You may vote during the Special Meetings.]

The purpose of the Special Meetings is for shareholders to consider and vote on the proposals as more fully described herein.

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). Matthews is in the process of making certain changes to its ownership structure (the “Transaction”). As part of the Transaction, Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors. The Current Agreements are expected to automatically terminate following the consummation of the Transaction because the changes to Matthews’ ownership structure will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreements under the Investment Company Act of 1940, as amended (the “1940 Act”). The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if the New Agreements are approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on [●], 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to Fund shareholder approval. Accordingly, shareholders of each Fund are being asked to approve the New Agreements at the Second Special Meeting. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates.

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

In addition, the Board currently consists of six Trustees, five of whom are Independent Trustees. Four of the Independent Trustees, Gale K. Caruso, Christopher Lee, Rhoda Rossman, and Jonathan F. Zeschin, have previously been elected by shareholders of the Trust. Neal Andrews, who is also an Independent Trustee, and Mark W. Headly, who is an Interested Trustee, were previously appointed by the Board and have not yet been elected by shareholders. Each current Trustee has been serving as a Trustee continuously since his or her election or appointment. To provide the Board with the flexibility to fill vacancies in the future, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the First Special Meeting. If the Nominees are elected to the Board at the First Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

The First Meeting is to be held for the following purpose:

Proposal 1: To elect two Trustees to the Board of the Trust.

The Second Meeting is to be held for the following purpose:

Proposal 2: To approve the New Agreements, each to be effective upon the closing of the Transaction.

Copies of each Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Matthews Asia Funds, P.O. Box 534475, Pittsburgh, PA 15253-4475, or by calling the following number: 800.789.ASIA (2742).

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Shareholders to be Held on [●], [●], 2026:

This Proxy Statement is available on the Internet at [●]. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL 1 – ELECTION OF TRUSTEES

SHAREHOLDERS OF ALL FUNDS VOTING TOGETHER

Background

Each Board currently consists of six Trustees, five of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust and Matthews (the “Independent Trustees”). Rhoda Rossman was previously elected to the Board by shareholders of the Trust on May 24, 2006. Gale K. Caruso, Christopher F. Lee and Jonathan F. Zeschin were previously elected to the Board by shareholders of the Trust on February 24, 2015. Neal Andrews joined the Board as an Independent Trustee by appointment of the Board in January 2024 and has been serving in that capacity continuously since then. Mark Headley joined the Board as an Interested Trustee by appointment of the Board in May 2025 and has been serving in that capacity continuously since then. In connection with their appointments to the Board, the Board had the opportunity to meet each Nominee in person and reviewed his respective biographical information, experience, independence and other factors deemed relevant by the Board.

To provide the Board with the flexibility to fill future vacancies, shareholders are being asked to elect Messrs. Andrews and Headley (each, a “Nominee” and together, the “Nominees”) to the Board at the Special Meeting. If the Nominees are elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust. The Board believes that it is in the best interests of the Trust and its shareholders to elect the Nominees to the Board.

The Board approved the proposal to elect Mr. Andrews and Mr. Headley as Trustees for a number of reasons. The Board considered Mr. Andrews’ and Mr. Headley’s business experience, background and qualifications, including Mr. Headley’s role as President of the Trust and Executive Chairman of Matthews, and concluded that each possesses such skills, experience, and attributes that complement the mix of relevant skills and experience on the Board. In addition, the Board is asking shareholders of the Trust to elect the Nominees as Trustees so that all members of the Board will have been elected by shareholders. The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. If the Nominees are elected by shareholders at the First Special Meeting, then in the event of any future vacancies, the remaining Trustees may appoint up to two additional Board members (assuming no subsequent changes to the composition of the Board).

Information Regarding the Nominee and the Trustees

Nominee

In respect of each Nominee, his professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that he should be a nominee for Trustee of the Trust. The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board and intangible qualities the Nominee possesses. The professional experience of the Nominees and additional considerations that contributed to the Board’s conclusion that the Nominees should serve on the Board are summarized below under “Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills.”

In addition, the following table lists the name of and year of birth for the Nominees; position(s), term of office, and length of service with the Trust; principal occupation(s) during the past five (5) years; the number of portfolios or funds in the Fund Complex (see Footnote 2 below the table) that the Nominees currently oversee; and any other trusteeships or directorships held by the Nominees. The address of the Nominees is c/o Matthews, Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT NOMINEE

Neal Andrews Born 1966	Trustee	Since 2024	Managing Director (2006–2020), BlackRock Inc. (investment management), Chief Financial Officer, BlackRock Mutual Funds (2007– 2020) and BlackRock iShares (2019) (investment management).	24	Trustee (2023), Segall Bryant & Hamill Trust (13 Portfolios).

INTERESTED NOMINEE

Mark W. Headley[3] Born 1959	Trustee and President	Since 2025	Executive Chair (since 2025), Matthews (investment management); Chair (since 2022).	24	Director (since 2017), Conservation Lands Foundation (non-profit foundation)

[1]

Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.

[2]	As of December 31, 2025, the “Fund Complex” consisted of the twenty-four series comprising the Trust.
[3]	Mr. Headley is an “interested person” or “Interested Trustee” by virtue of his employment relationship with Matthews.

Remaining Trustees

The following table contains similar information about the remaining four Trustees of the Trust, all of whom are Independent Trustees. The address of each of the remaining Trustees is c/o Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	24

Trustee (since 2006), Pacific Select Funds (47 Portfolios); Member, Board of Governors (since 2022), Investment Company Institute; Member,

Governing Council (since 2016), Independent Directors Council;

Director (2005-2012), Make-A-Wish Foundation of Maine.

Christopher F. Lee Born 1967	Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong.	24	Director (2017-2023), Hong Kong Securities and Investment Institute; Director (2015-2018), Star Magnolia Capital (Hong Kong); Director (2013-2018), Asian Master Funds (Australia) (1 Portfolio);

Rhoda Rossman Born 1958	Trustee	Since 2006	Governor Appointee (since 2019), California Catastrophe Response Council.	24

Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner, CEO and Founder (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	24	Trustee (since 2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).

[1]

Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.

[2]	As of December 31, 2025, the “Fund Complex” consisted of the twenty-four series comprising the Trust.

Board’s Consideration of Each Trustee’s and Nominee’s Qualifications, Experience, Attributes, or Skills

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees and any nominees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the Nominee and Trustees.

Independent Nominee

Mr. Andrews has many years of experience in the financial services and investment management industries, including substantial experience with investment companies as a former chief financial officer of a complex that included mutual funds and exchange-traded funds. Mr. Andrews is a current Independent Trustee serving on the Board.

Interested Nominee

Mr. Headley has many years of investment management experience, including substantial experience as a portfolio manager of Asia-focused funds. He rejoined Matthews as Executive Chairman in April 2025. He first joined Matthews in April 1995 as Managing Director and senior analyst on the investment team. In 1999, Mr. Headley became President of Matthews and between 2002 and 2009, held both CEO and Co-CEO roles and between 2007 and 2009, he was also CIO. Throughout his time at the firm, Mr. Headley managed several funds as Portfolio Manager. Prior to joining Matthews, he held several key positions, including with Newport Pacific Management and Newport Distributors, Inc., where he was an original member of the team that launched the first SEC-registered open-end Asia (ex-Japan) fund. Mr. Headley is a current Interested Trustee serving on the Board.

Independent Trustees

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met [●] times during the fiscal year ended December 31, 2025. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Trustee attendance at annual shareholder meetings.

The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to the

Current Agreement. Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Office (“CCO”).

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Board Committees.

Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed of all the Independent Trustees (Messrs. Andrews, Lee and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Andrews, Chairperson

The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs. Andrews, Lee and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met [●] times during the fiscal year ended December 31, 2025.

Governance Committee Mr. Zeschin, Chairperson

The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met [●] times during the fiscal year ended December 31, 2025.

The Board has designated Ms. Rossman as the Board’s compliance liaison. As compliance liaison, Ms. Rossman serves as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance and the Trust’s Chief Compliance Officer in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk and compliance matters.

The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of all the Independent Trustees. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.

Compensation.

The fees and expenses of the Independent Trustees are allocated to each series of the Trust. The amounts allocated to the series of the Trust that are operated as mutual funds are paid by the Trust; the amounts allocated to the series of the Trust that are operated as exchange-traded funds are paid by Matthews. The following table shows the fees paid during the fiscal year ended December 31, 2025 to the Independent Trustees for their service to the Funds and the entire Fund Complex.

Fiscal Year Ended December 31, 2025
	Aggregate Compensation for the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the Fund Complex*
Independent Trustees
Gale K. Caruso	$[●]	None	None	$[●]
Neil Andrews	$[●]	None	None	$[●]
Christopher F. Lee	$[●]	None	None	$[●]
Rhoda Rossman	$[●]	None	None	$[●]
Jonathan F. Zeschin	$[●]	None	None	$[●]

*	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.

No Interested Trustee, officer, employee of Matthews receives any compensation from the Funds for acting as an Interested Trustee, officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Fund Ownership by Trustees and Nominee.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Nominee in each of the Funds and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2025. [To be updated.]

Name of Trustee	Dollar Range of Equity Securities in each of the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT NOMINEE
Neal Andrews*	Matthews Emerging Markets Equity Active ETF
Matthews India Fund

INTERESTED NOMINEE
Mark W. Headley**

INDEPENDENT TRUSTEES
Gale K. Caruso	Matthews Emerging Markets Equity Active ETF
Matthews Emerging Markets Sustainable Future Active ETF
Matthews China Active ETF
Matthews India Active ETF
Matthews Japan Active ETF
Matthews Asia Innovators Fund
Matthews India Fund

Chistopher F. Lee

Rhoda Rossman	Matthews Emerging Markets Equity Fund
Matthews India Fund
Matthews Japan Fund
Jon Zeschin	Matthews Emerging Markets ex China Active ETF
Matthews Emerging Markets Small Companies Fund
Matthews Emerging Markets Sustainable Future Fund
Matthews Japan Fund

*	Mr. Andrews is currently an Independent Trustee.
**	Mr. Headley is currently an Interested Trustee.

As of December 31, 2025, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter. Since January 1, 2026, there were no purchases or sales of securities of Matthews or its parent, or subsidiaries of either, by any Independent Trustee or the Nominee.

Officers of the Trust.

Each officer of the Trust serves at the pleasure of the Board. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act either because of an ownership interest in Matthews or an office held with the Trust or Matthews. No officer or employee of Matthews receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, nor do the officers of the Trust receive any pension or retirement benefits from the Funds.

Information about each officer of the Trust who is not a Trustee or a Nominee, including name and year of birth; position(s), term of office, and length of service with the Trust; and principal occupation(s) during the past five (5) years, is set forth below in the table. The address of the officers of the Trust is c/o Matthews, Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Deepa Damre Smith Born 1975	Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014-2022), Director (2009-2013), BlackRock (investment management); Principal (2004-2009), Barclays Global Investors (investment management).

J. David Kast Born 1966	Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010-2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014- 2022), Goldman Sachs (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).

Sean Taylor Born 1967	Vice President	Since 2023	Portfolio Manager (since 2023), Matthews (investment management); Chief Investment Officer for APAC (2014-2023), Global Head of Emerging Markets (2014-2023), DWS Group (investment management); Head of Emerging Markets (2013-2023), Deutsche Asset and Wealth Management (investment management).

Shareholder Communications

The Trust currently provides the following process for shareholders to send communications to the Board: shareholder correspondence addressed to the Board will be forwarded to each Trustee, and shareholder correspondence addressed to a particular Trustee will be forwarded to that Trustee. The Board has not adopted a more formal shareholder communications policy but may do so in the future.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2025 was PricewaterhouseCoopers LLP (“PwC”). No independent registered public accounting firm has been selected for the Funds for the fiscal year ending December 31, 2026 because that selection is to be considered at the regularly scheduled Board meeting in February 2026. This is consistent with Rule 32a-3 under the 1940 Act, which permits the Funds to select the independent registered public accounting firm at a Board meeting held within thirty (30) days before or ninety (90) days after the beginning of a fiscal year. Absent any unusual or unforeseeable circumstances, the Audit Committee and the Board expect to select PwC to continue to provide audit, accounting and related services to the Funds for the fiscal year ending December 31, 2026. PwC’s business address is 405 Howard Street Suite 600, San Francisco, CA 94105.

Representatives of PwC are not expected to be at the First Special Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the First Special Meeting if any matter were to arise requiring assistance.

The following table sets forth the aggregate fees billed by PwC for each Fund’s most recent two fiscal years for professional services rendered for (i) audit services; (ii) audit-related services; (iii) tax services; and (iv) other services.

	Fiscal Year Ended 12/31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fund
Matthews Emerging Markets Equity Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets Sustainable Future Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets Small Companies Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Asia Growth Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Pacific Tiger Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Asia Innovators Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews China Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews China Small Companies Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews India Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Japan Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Asia Dividend Fund	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews China Dividend Fund*	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets Equity Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets ex China Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets Sustainable Future Active ETF	2024	$[●]	$0	$[●]	$0

	2025	$[●]	$[●]	$[●]	$[●]
Matthews Emerging Markets Discovery Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Pacific Tiger Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Asia Innovators Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews China Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews China Discovery Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews India Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Japan Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Korea Active ETF	2024	$[●]	$0	$[●]	$0
	2025	$[●]	$[●]	$[●]	$[●]
Matthews Asia Dividend Active ETF	2024	$[●]	$0	$[●]	$0

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Audit Fees. “Audit fees” are the aggregate fees billed for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. “Audit-related fees” are the aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under “audit fees” above. For the fiscal years ended December 31, 2024 and 2025, [no audit-related services were provided by PwC for the Funds].

Tax Fees. “Tax fees” are the aggregate fees billed for professional services rendered by PwC to the Funds for tax compliance, tax advice, and tax planning. For the fiscal years ended December 31, 2024 and 2025, tax services provided by PwC for the Funds related to reviewing the regulated investment company tax qualifications and compliance and assisting with tax returns for the Funds. All of those tax services were approved by the Audit Committee (without relying on the De Minimis Exception defined below).

All Other Fees. “All other fees” are the aggregate fees billed for products and services provided by PwC to the Funds other than the services reported under “audit fees,” “audited-related fees” or “tax fees” above. For the fiscal years ended December 31, 2024 and 2025, no such other services were provided by PwC for the Funds.

Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee is required to pre-approve the selection of the Trust’s independent public accountant (the “Auditor”) and to recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, to evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to Matthews or its affiliates. Specifically, the Audit Committee reviews and approves the fees charged by the Auditor for audit and non-audit services to be provided to the Trust in accordance with the pre-approval requirements set forth in the Audit Committee Charter and described below.

Pre-Approval of Audit Related and Permissible Non-Audit Services

Before the Auditor is engaged by the Trust, the Audit Committee shall (i) pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided by the Auditor to the Trust; or (ii) establish policies and procedures governing the Auditor’s engagement, provided that (a) any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to Matthews; and (b) the Audit Committee may delegate to one or more of its members the authority to grant pre-approvals, in which event the pre-approval policies and procedures must include the requirement that the decisions of any member to whom authority is so delegated be presented to the full Audit Committee at its next scheduled meeting. To date, the Audit Committee has not adopted such pre-approval policies and procedures.

Notwithstanding the foregoing, pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee (the “De Minimis Exception”).

Pre-Approval of Non-Audit Services Provided to Matthews and Certain Control Persons

With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) Matthews and (ii) any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Trust, provided that the De Minimis Exception set forth above applies to pre-approvals of such non-audit services as well, except that the “total amount of revenues” calculation for such non-audit services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this provision (i.e., Matthews or any control person).

Non-Audit Fees. For the fiscal years ended December 31, 2024 and 2025, the aggregate non-audit fees billed by PwC for non-audit services (i.e., tax fees) rendered by PwC to the Funds were $233,680 and $[●], respectively. For the fiscal years ended December 31, 2024 and 2025, the aggregate non-audit fees billed by PwC for non-audit services rendered by PwC to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds were $[364,949] and $[●], respectively. The Audit Committee has considered the provision of non-audit services that were rendered to Matthews and any entity controlling, controlled by, or under common control with Matthews that provides ongoing services to the Funds that were not pre-approved by the Audit Committee and has determined that the provisions of such non-audit services is compatible with maintaining PwC’s independence.

Legal Proceedings

The Board is not aware of any legal proceedings involving any of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 – APPROVAL OF NEW INVESTMENT ADVISORY AND INVESTMENT MANGEMENT AGREEMENTS

SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY WITH RESPECT TO THEIR FUND

Background

Matthews currently serves as the investment adviser for each Fund under an Investment Advisory Agreement dated February 1, 2016, as amended from time to time, between the Trust, on behalf of each Fund operated as a mutual fund, and Matthews (the “Current Mutual Fund Agreement”), and an Investment Management Agreement dated June 30, 2022, as amended from time to time, between the Trust, on behalf of each Fund operated as an exchange-traded fund (“ETF”), and Matthews (the “Current ETF Agreement” and, together with the Current Mutual Fund Agreement, the “Current Agreements”). The Current Agreements are expected to automatically terminate as a result of the changes in the ownership structure of Matthews as more fully described below under “The Transaction” because those changes will constitute a change of control of Matthews and, therefore, technically will result in an “assignment” of the Current Agreements under the 1940 Act. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates.

Following the termination of the Current Agreements, Matthews may continue to serve as the investment adviser to the Funds, as required under Section 15 of the 1940 Act, only if a new investment advisory agreement (the “New Mutual Fund Agreement”) between the Trust, on behalf of the Funds that are operated as mutual funds, and a new investment management agreement (the “New ETF Agreement” and, together with the New Mutual Fund Agreement, the “New Agreements”), on behalf of the Funds that are operated as ETFs, and Matthews are approved by a majority of the Independent Trustees and shareholders of each Fund. At a meeting of the Board held on [●], 2026 for the purpose of approving the New Agreements (the “Board Meeting”), the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, unanimously approved the New Agreements, subject to Fund shareholder approval. Accordingly, shareholders of each Fund are being asked to approve the New Agreements at the Second Special Meeting.

To allow Matthews to continue to serve as the investment adviser to each Fund without any interruption, shareholders of each Fund are being asked to approve the New Agreements. There are no material differences between the Current Agreements and the respective New Agreement, other than their effective and termination dates, and no changes are expected in the services provided by Matthews to the Funds or in the personnel at Matthews providing those services. If approved, the New Agreements would take effect upon the consummation of the Transaction.

If shareholders approve a New Agreement with respect to a Fund, the New Agreement will take effect upon the closing of the Transaction and management of the Fund by Matthews will continue uninterrupted. If shareholders do not approve a New Agreement with respect to any Fund, then Matthews will not be permitted to serve as that Fund’s investment adviser after the automatic termination of the applicable Current Agreement upon the closing of the Transaction, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Agreement again, retaining a new investment advisor, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

The Transaction

Matthews will repurchase the ownership interests held by three existing investors, RBC USA HoldCo Corporation (“RBC”), Mizuho Bank, Ltd. (“Mizuho”), and affiliates of Lovell Minnick Partners LLC (“Lovell Minnick”) (collectively, the “Institutional Investors”). Those repurchases will be funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Executive Chairman of Matthews, and certain other investors.

Currently, RBC, Mizuho and Lovell Minnick own approximately 21%, 19% and 24%, respectively, of the outstanding units of Matthews. Following the consummation of the Transaction, Messrs. Matthews and Headley will own [●]% and [●]%, respectively, of the outstanding units of Matthews, and representatives of the Institutional Investors will relinquish their positions on the board of directors of Matthews such that Messrs. Matthews and Headley will be the only remaining directors of Matthews.

The Transaction is expected to close in the [●] quarter of 2026, pending satisfaction of all closing conditions.

Information about Matthews

Matthews is the investment advisor to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111. Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian and emerging markets securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, provides the personnel needed by the Funds with respect to Matthews’ responsibilities, and furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds pursuant to the Current Agreement. Matthews is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $6.6 billion as of December 31, 2025.

Principal Executive Officers and Directors of Matthews

The following table lists the names and principal occupations of Matthews’ principal executive officers and directors. The business address of each person listed below is Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Name	Principal Occupation(s)
Mark W. Headley	Director and Executive Chairman of Matthews; President of the Trust
Sean Taylor	Chief Investment Officer and Portfolio Manager of Matthews; Vice President of the Trust
J. David Kast	Global Head of Risk, Compliance and Operations
Deepa Damre Smith	General Counsel of Matthews; Vice President of the Trust
G. Paul Matthews	Director of Matthews
Christopher Doll*	Director of Matthews; Director of City National Bank
Noriyuki Sato*	Director of Matthews; Managing Executive Officer and Head of Asset Management Company, Mizuho
Thomas D. Hutchins*	Director of Matthews, Principal of Lovell Minnick

* Following the consummation of the Transaction, Messrs. Doll, Sato and Hutchins will relinquish their roles as Directors of Matthews.

Significant Owners of Matthews

The following table provides the name and address of each person who owns of record or beneficially, including through their affiliates and affiliated entities, ten percent (10%) or more of the outstanding voting securities of Matthews as of December 31, 2025.

Name	Address
Mark W. Headley	Four Embarcadero Center, Suite 550, San Francisco, CA 94111
G. Paul Matthews	Four Embarcadero Center, Suite 550, San Francisco, CA 94111
RBC USA HoldCo Corporation	[●]
Mizuho Bank, Ltd.	[●]
Lovell Minnick Partners LLC	[●]

* Following the consummation of the Transaction, none of RBC, Mizuho or Lovell Minick will own ten percent (10%) or more of the outstanding voting securities of Matthews.

Trustees and Officers of the Trust

The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Matthews or an affiliate of Matthews.

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Matthews or an Affiliate of Matthews

Gale K. Caruso	Independent Trustee and Chair of the Board	None

Neal Andrews	Independent Trustee	None

Christopher F. Lee	Independent Trustee	None

Rhoda Rossman	Independent Trustee	None

Jonathan F. Zeschin	Independent Trustee	None

Mark W. Headley	Interested Trustee and President	Director and Executive Chairman of Matthews

J. David Kast	Vice President	Global Head of Risk, Compliance and Operations of Matthews

Shai Malka	Treasurer	Vice President of Fund Accounting and Operations of Matthews

John P. McGowan	Vice President and Secretary	Global Head of Fund Administration and IT of Matthews

Lisa Nicosia	Chief Compliance Officer and Anti-Money Laundering Officer	Vice President of Compliance

Deepa Damre Smith	Vice President	General Counsel of Matthews

Shuntaro Takeuchi	Vice President	Portfolio Manager of Matthews

Sean Taylor	Vice President	Chief Investment Officer and Portfolio Manager of Matthews

Other than Mr. Matthews’ and Mr. Headley’s interest in the Transaction as described herein, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2026 or in any material proposed transactions, to which Matthews, any parent, subsidiary of Matthews, or any subsidiary of the parent of such entities was or is to be a party. Because of Mr. Matthews’ and Mr. Headley’s interest in the Transactions, they are considered to have an interest with respect to Proposal 2.

Description of the New Mutual Fund Agreement

The New Mutual Fund Agreement is identical in all material respects to the Current Mutual Fund Agreement, except for new effective and termination dates. The Current Mutual Fund Agreement, dated February 1, 2016, was last approved by shareholders on December 4, 2015, in connection with a change of control of Matthews whereby Mizuho acquired approximately 16% of the outstanding units of Matthews. The Board of the Trust last approved the Current Mutual Fund Agreement at a meeting held on August 27-28, 2025.

The New Mutual Fund Agreement would become effective upon the consummation of the Transaction. The material terms of the New Mutual Fund Agreement are discussed in more detail below. The description of the New Mutual Fund Agreement that follows is qualified entirely by reference to the form of the New Mutual Fund Agreement included in Exhibit A to this Proxy Statement.

Services

No changes to the services provided by Matthews as specified under the Current Mutual Fund Agreement are proposed in connection with Proposal 2.

Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement provide that Matthews will act as investment adviser to the Funds and supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. Under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, Matthews will: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Delegation

Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement provide that Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Indemnification

No changes to the liability provisions of the Current Mutual Fund Agreement are proposed in connection with Proposal 2.

Under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that Matthews will not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreements.

Term and Termination

No changes to the term and continuance provisions of the Current Mutual Fund Agreement are proposed in connection with Proposal 2. The Current Mutual Fund Agreement and the New Mutual Fund Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New Mutual Fund Agreement will become effective upon the consummation of the Transaction. After an initial two-year term, the New Mutual Fund Agreement would continue in effect for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Both the Current Mutual Fund Agreement and the New Mutual Fund Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to a Fund. Each Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses

Certain changes to the contractual expenses provisions of the Current Mutual Fund Agreement are proposed in connection with Proposal 2. Matthews would agree to reduce the contractual expense limitation for the institutional class shares of the Matthews Asia Dividend Fund from an annual rate of 1.20% to 1.01%. Matthews would also agree to reduce the contractual expense limitation for the institutional class shares of the Matthews Emerging Markets Small Companies Fund from an annual rate of 1.15% to 1.11%, which should also result in a corresponding reduction for the investor class shares of that fund from an annual rate of 1.37% to 1.33%

With respect to the operation of each Fund, under both the Current Mutual Fund Agreement and the New Mutual Fund Agreement Matthews is responsible for the compensation of any of the Trust’s Trustees, officers, and employees who are affiliates of Matthews. Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than those specified in the immediately preceding sentence, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with, or interested persons, of Matthews; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Contractual Advisory Fees

No changes to the contractual advisory fees for the Funds are proposed in connection with Proposal 2.

Pursuant to both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, the Funds, other than the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund (such Funds collectively, the “Family-Priced Funds”), in the aggregate, pay Matthews at an annual rate of 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion. The Family-Priced Funds pay Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month.

Pursuant to both the Current Mutual Fund Agreement and the New Mutual Fund Agreement, each of the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund pays Matthews a fee equal to 0.85% of its average daily net assets. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Fund’s average daily net assets for the month.

For the fiscal year ended December 31, 2025, the Funds paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund,* Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund

[●]%

Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund	0.85%

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Pursuant to an operating expenses agreement, dated as of November 4, 2003, (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (i) for all Funds other than the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets

Small Companies Fund, to 1.20% (proposed to be 1.01% for the Matthews Asia Dividend Fund), (ii) for the Matthews Emerging Markets Equity Fund, to 0.90%, and (iii) for the Matthews Emerging Markets Sustainable Future Fund to 1.15% and for the Matthews Emerging Markets Small Companies Fund, to 1.11%, in each case first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.20%, 1.01%, 0.90%, 1.15% or 1.11%, as appropriate, plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class.

If a Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

For each Fund, the Operating Expenses Agreement will continue through April 30, 2027, and may be extended for additional periods not exceeding one year. This agreement may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date. The Operating Expenses Agreement will continue in effect following the consummation of the Transaction.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Mutual Fund Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Current Mutual Fund Agreement and a portion of the fee payable under the Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Current Mutual Fund Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Mutual Fund Fee Waiver Agreement. The Board has approved the Mutual Fund Fee Waiver Agreement for an additional one-year term through April 30, 2027 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Mutual Fund Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date. The Mutual Fund Fee Waiver Agreement will continue in effect following the consummation of the Transaction.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews (as amended from time to time, the “Subsidy Agreement”), with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for the offer and sale of Institutional Class shares of the Matthews Asia Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Matthews Asia Funds a portion of those service fees in an amount equal to 1 basis point (0.01%). Matthews may not recoup amounts reimbursed pursuant to the Subsidy Agreement. The Subsidy Agreement may be terminated at any time by the Board upon 60 days’ written notice to Matthews, or by Matthews upon 60 days’ written notice to the Board. The Subsidy Agreement will continue in effect following the consummation of the Transaction.

For the fiscal year ended December 31, 2025, the gross advisory fees earned under the Current Mutual Fund Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Operating Expenses Agreement, the Mutual Fund Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows:

Fiscal Year Ended Dec. 31, 2025
Fund	Gross Advisory Fees Earned			Fees Waived and/ or Expenses Reimbursed/Subsidized by Matthews			Net Advisory Fees
Matthews Emerging Markets Equity Fund	$	[	●]	$	[	●]	$	[	●]

Matthews Emerging Markets Sustainable Future Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Emerging Markets Small Companies Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Asia Growth Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Pacific Tiger Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Asia Innovators Fund	$	[	●]	$	[	●]	$	[	●]
Matthews China Fund	$	[	●]	$	[	●]	$	[	●]
Matthews China Small Companies Fund	$	[	●]	$	[	●]	$	[	●]
Matthews India Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Japan Fund	$	[	●]	$	[	●]	$	[	●]
Matthews Asia Dividend Fund	$	[	●]	$	[	●]	$	[	●]
Matthews China Dividend Fund*	$	[	●]	$	[	●]	$	[	●]

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

As of December 31, 2025, the net assets of each Fund were:

Fund	Net Assets (in millions)

Matthews Emerging Markets Equity Fund	$[●]
Matthews Emerging Markets Sustainable Future Fund	$[●]
Matthews Emerging Markets Small Companies Fund	$[●]
Matthews Asia Growth Fund	$[●]
Matthews Pacific Tiger Fund	$[●]
Matthews Asia Innovators Fund	$[●]
Matthews China Fund	$[●]
Matthews China Small Companies Fund	$[●]
Matthews India Fund	$[●]
Matthews Japan Fund	$[●]
Matthews Asia Dividend Fund	$[●]
Matthews China Dividend Fund*	$[●]

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Fees Paid Pursuant to the Services Agreement

Pursuant to an Administration and Shareholder Services Agreement dated as of August 13, 2004, as amended from time to time (the “Services Agreement”), the Funds in the aggregate pay Matthews a fee at such fee rates as set forth in the table below. Matthews receives this compensation for providing certain administrative and shareholder services to the Funds and current shareholders of the Funds. These services will continue to be provided after the New Mutual Fund Agreement is approved.

Aggregate Daily Net Assets	Fee Rate
Up to $2 billion	0.25%
Over $2 billion up to $5 billion	0.1834%
Over $5 billion up to $7.5 billion	0.15%
Over $7.5 billion up to $15 billion	0.125%
Over $15 billion up to $22.5 billion	0.11%
Over $22.5 billion up to $25 billion	0.10%
Over $25 billion up to $30 billion	0.09%
Over $30 billion up to $35 billion	0.08%
Over $35 billion up to $40 billion	0.07%
Over $40 billion up to $45 billion	0.06%
Over $45 billion	0.25%

Gross fees earned under the Services Agreement, fees waived pursuant to the Mutual Fund Fee Waiver Agreement, the net fees and the net fees as a percentage of average net assets for the fiscal year ended December 31, 2025 were as follows:

Fiscal Year Ended Dec. 31, 2025
Fund	Gross Administration and Shareholder Servicing Fees Earned		Fees Waived by Matthews		Net Fees			Net Fees (as a percentage of average net assets)
Matthews Emerging Markets Equity Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Emerging Markets Sustainable Future Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Emerging Markets Small Companies Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Asia Growth Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Pacific Tiger Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Asia Innovators Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews China Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews China Small Companies Fund		[●]		[●]		[	●]	[●]%
Matthews India Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Japan Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews Asia Dividend Fund	$	[●]	$	[●]	$	[	●]	[●]%
Matthews China Dividend Fund*	$	[●]	$	[●]	$	[	●]	[●]%

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Description of the New ETF Agreement

The New ETF Agreement is identical in all material respects to the Current ETF Agreement, except for new effective and termination dates. The Current ETF Agreement, dated June 30, 2022, was last approved by the Board of the Trust at a meeting held on August 27-28, 2025.

The New ETF Agreement would become effective upon the consummation of the Transaction. The material terms of the New ETF Agreement are discussed in more detail below. The description of the New ETF Agreement that follows is qualified entirely by reference to the form of the New ETF Agreement included in Exhibit A to this Proxy Statement.

Services

No changes to the services provided by Matthews as specified under the Current ETF Agreement are proposed in connection with Proposal 2.

Both the Current ETF Agreement and the New ETF Agreement provide that Matthews will act as investment adviser to the Funds and supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. Under both the Current ETF Agreement and the New ETF Agreement, Matthews will: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Delegation

Both the Current ETF Agreement and the New ETF Agreement provide that Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Indemnification

No changes to the liability provisions of the Current ETF Agreement are proposed in connection with Proposal 2.

Under both the Current ETF Agreement and the New ETF Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that Matthews will not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreements.

Term and Termination

No changes to the term and continuance provisions of the Current ETF Agreement are proposed in connection with Proposal 2. The Current ETF Agreement and the New ETF Agreement would differ only to the extent of their effective and termination dates.

If approved by shareholders, the New ETF Agreement will become effective upon the consummation of the Transaction. After an initial two-year term, the New ETF Agreement would continue in effect for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Both the Current ETF Agreement and the New ETF Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to a Fund. Each Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses

No changes to the expenses provisions of the Current ETF Agreement are proposed in connection with Proposal 2.

Under both the Current ETF Agreement and the New ETF Agreement, Matthews is responsible for each Fund’s ordinary operating expenses other than (i) the management fee payable under the Agreement; (ii) interest, taxes and governmental fees; (iii) expenses of a Fund incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions; (iv) dividends and other expenses on securities sold short; (v) expenses associated with securities lending, including the fees of the securities lending agent; (vi) expenses incurred in connection with any distribution plan adopted by the Trust with respect to a Fund in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vii) acquired fund fees and expenses; (viii) litigation expenses; and (ix) any extraordinary expenses.

Contractual Management Fees

Certain reductions to the contractual management fees for the Funds are proposed in connection with Proposal 2.

Pursuant to both the Current ETF Agreement and the New ETF Agreement, the Funds, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF, pays Matthews an annual rate of 0.79% of the aggregate average daily net assets of the Fund. The Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF each pays Matthews 0.99% of the aggregate average daily net assets of the Fund. The Funds pay Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month.

Matthews proposes to reduce the contractual management fee by 0.10% for each of the Matthews Pacific Tiger Active ETF, Matthews Japan Active ETF, and Mathews Asia Dividend Active ETF to an annual rate of 0.69%. Matthews also proposes to reduce the contractual management fee by 0.10% for the Matthews Emerging Markets Discovery Active ETF to an annual rate of 0.89%. For the Matthews Asia Innovators Active ETF, Matthews proposes to reduce the contractual management fee by 0.04% to an annual rate of 0.75%.

For the fiscal year ended December 31, 2025, the Funds paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, Matthews Korea Active ETF, Mathews Asia Dividend Active ETF	0.79%

Matthews Emerging Markets Discovery Active ETF, Matthews China Discovery Active ETF	0.99%

* Matthews China Dividend Fund was reorganized with and into Matthews Asia Dividend Fund effective January 27, 2026.

Pursuant to a fee waiver agreement, effective April 28, 2023, between the Trust and Matthews for the Matthews Korea Active ETF (the “Korea ETF Fee Waiver Agreement”), Matthews has contractually agreed to waive a portion of the management fee with respect to the Fund if and to the extent that the total annual operating expense ratio of the lowest cost share class of any “Family-Priced Fund” is less than the applicable management fee rate for the Matthews Korea Active ETF. The Family-Priced Funds are the series of the Trust that are operated as mutual funds, other than the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund. The Korea ETF Fee Waiver Agreement will remain in effect until terminated by the Board and the Independent Trustees. Based on the currently applicable expense ratios for the Family-Priced Funds, it is not expected that a waiver under the Korea ETF Fee Waiver Agreement will occur in the foreseeable future.

Pursuant to a fee waiver agreement, effective as of December 29, 2023, between the Trust and Matthews for the Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF (the “Discovery ETF Fee Waiver Agreement” and, together with the Korea ETF Fee Waiver Agreement, the “ETF Fee Waiver Agreements”), Matthews has contractually agreed to waive 0.10% of the fee for those Funds. Matthews may not recoup fees waived pursuant to the Discovery ETF Fee Waiver Agreement. The Board has approved the Discovery ETF Fee Waiver Agreement for an additional term through April 30, 2027 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Discovery ETF Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.

The ETF Fee Waiver Agreements will continue in effect following the consummation of the Transaction except to the extent the contractual fee is reduced as specified above.

For the fiscal year ended December 31, 2025, the gross management fees earned under the Current ETF Agreement, fees waived by Matthews pursuant to the ETF Fee Waiver Agreements, and the net management fees for each Fund were as follows:

	Fiscal Year Ended Dec. 31, 2025
Fund	Gross Management Fees Earned			Fees Waived by Matthews		Net Management Fees
Matthews Emerging Markets Equity Active ETF	$	[	●]		$0	$	[	●]
Matthews Emerging Markets ex China Active ETF	$	[	●]		$0	$	[	●]
Matthews Emerging Markets Sustainable Future Active ETF	$	[	●]		$0	$	[	●]
Matthews Emerging Markets Discovery Active ETF	$	[	●]	$	[●]	$	[	●]
Matthews Pacific Tiger Active ETF	$	[	●]		$0	$	[	●]
Matthews Asia Innovators Active ETF	$	[	●]		$0	$	[	●]
Matthews China Active ETF	$	[	●]		$0	$	[	●]
Matthews China Discovery Active ETF	$	[	●]	$	[●]	$	[	●]
Matthews India Active ETF	$	[	●]		$0	$	[	●]
Matthews Japan Active ETF	$	[	●]		$0	$	[	●]
Matthews Korea Active ETF	$	[	●]	$	[0]	$	[	●]
Matthews Asia Dividend Active ETF	$	[	●]		$0	$	[	●]

As of December 31, 2025, the net assets of each Fund were:

Fund	Net Assets (in millions)
Matthews Emerging Markets Equity Active ETF	$[●]
Matthews Emerging Markets ex China Active ETF	$[●]
Matthews Emerging Markets Sustainable Future Active ETF	$[●]
Matthews Emerging Markets Discovery Active ETF	$[●]
Matthews Pacific Tiger Active ETF	$[●]
Matthews Asia Innovators Active ETF	$[●]
Matthews China Active ETF	$[●]
Matthews China Discovery Active ETF	$[●]
Matthews India Active ETF	$[●]
Matthews Japan Active ETF	$[●]
Matthews Korea Active ETF	$[●]
Matthews Asia Dividend Active ETF	$[●]

Factors Considered by the Board [DRAFT]

At the Board meeting held on February 25-26, 2026 (the “Meeting”), the Trustees, including the Independent Trustees, considered the approval of the New Agreements with respect to each Fund. In considering these matters, the Trustees took into account that they had recently approved the continuation of the Current Agreements for an additional year at the in-person Board meeting held on August 27-28, 2025 (the “August Meeting”). The Board took into account that at the August meeting, the Board had engaged in a detailed review and analysis of Matthews as the Adviser, the nature, extent and quality of services provided by Matthews, the investment performance of the Funds, the extent to which economies of scale may be realized if the Funds were to grow larger, the costs of the services provided by Matthews and the expenses of the Funds, the profits to be realized by Matthews and its affiliates from its relationship with the Funds, and other ancillary benefits Matthews may receive from its relationship with the Funds. The Board noted that at that time, it had asked Matthews to review the expenses of a small number of Funds and to report to the Board any action it may propose to take with respect to those Funds.

The Board noted that the New Agreements were required because the Transaction will result in a change in control at Matthews which, under current law, will cause the termination of the Current Agreements. The Board considered that the New Agreements, which contain terms that are substantially identical to those of the Current Agreements, are necessary for Matthews to continue to act as adviser to the Funds following the completion of the Transaction. Consequently, in determining whether to approve the New Agreements, the Board focused its review on the Transaction, its impact on the Adviser, the Funds and the shareholders of the Funds. In its deliberations, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Matthews at the request of the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

Board process

Prior to the Meeting, a detailed information request was sent on the Independent Trustees’ behalf by their independent legal counsel to Matthews. That information request asked Matthews to provide detailed information on, among other things, the Transaction, the reasons for the Transaction and the long- and short-term goals of Matthews in effecting the Transaction. The information request also requested information relating the financial impact of the Transaction on the Adviser, its impact on the ownership, voting control and organization of the Adviser, the expected impact of the Transaction on the Funds or on the investment teams servicing the Funds, including, but not limited to, any anticipated changes in the nature extent or quality of services provided by Matthews, and any changes to the expense limitation agreements involving the Adviser and the Funds. The information request also sought information on whether the Transaction will impact the ability or willingness of the Adviser to continue to subsidize the Funds and how the Transaction may better the position the Adviser to support the Funds going forward.

Prior to the Meeting, Matthews provided the requested information to the Independent Trustees. Matthews reviewed the information with the Board first at a meeting held on February 9, 2026. Following the meeting held on February 9th, the Independent Trustees [requested certain additional information or clarification]. Following the receipt of information responsive to those requests, the Board met again at the Meeting to consider the proposal to approve the New Agreements.

At the Meeting, the Independent Trustees also took into account the extensive information that Matthews had provided in connection with the August Meeting, including materials regarding each Fund’s investment results, independently prepared advisory and management fee and expense comparisons to other mutual funds and exchange-traded funds (“ETFs”), as applicable, advisory and management fee comparisons to advisory fees charged by Matthews to its institutional clients, and financial and profitability information regarding Matthews. Furthermore, throughout the course of the year since the last renewal of the Current Agreements, the Independent Trustees received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s recent investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. In addition to the information furnished by Matthews, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreements as well as considerations relevant to the Transaction. The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreements with representatives of Matthews and in executive session at which no representatives of Matthews were present. In deciding to recommend the approval of the New Agreements with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor.

Board Determinations

At the Meeting, the Board, including the Independent Trustees, determined to approve the New Agreements and to recommend to shareholders that they approve the New Agreements. This summary describes the most important, but not all, of the considerations that the Board took into account in coming to this determination.

1.	The impact of the Transaction on Matthews.

The Trustees considered the expected impact of the Transaction on Matthews and its ability to continue to serve the Funds. The Trustees noted that Matthews had discussed the impact of the Transaction on the organizational and capital structure of the Adviser and had represented that the Transaction was expected to better position Matthews for future growth and to continue to service the Funds currently and in the future. In this regard, they considered the reasons for the Transaction, noting Matthews’ goal of evolving the organizational structure of the firm to better support Matthews’ objectives of future growth and long-term stability of the organization. The Trustees considered the overall financial condition of Matthews both before and after the consummation of the Transaction and its ability to continue to provide a high level and high quality of services to the Funds. The Trustees considered that despite recent challenging conditions with respect to revenues and profitability of the organization, which have been caused by contracting revenues and assets under management, a difficult geopolitical environment and market volatility, Matthews has continued to provide high quality services to the Funds. The Trustees discussed with Matthews the steps that had been taken, and additional steps that might be taken following the Transaction, to better position Matthews to continue to provide this high level of service. The Trustees positively viewed Matthews’ emphasis on careful business planning and management, including rigorous cost controls and disciplined expense management and viewed the Transaction as a further step toward ensuring that the firm is properly positioned to support the Funds currently and in the future. The Trustees noted that they had reviewed information provided by Matthews at the August Meeting regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Current Agreements both on a fund-by-fund basis and overall for the family of Funds. They considered Matthews representation that the Transaction was not expected to materially impact the profitability of the Funds to Matthews.

The Board also considered the impact on the Transaction on senior management of the Adviser, noting that while the Transaction will result in a technical change-in-control, it will not result in a change in the executive officers or senior management currently responsible for the management of the firm. They also noted that following the Transaction, G. Paul Matthews the founder of Matthews, and Mark Hedley, the Executive Chairman of Matthews and a Trustee of the Funds, would become control persons of Matthews by virtue of their increased ownership of shares of Matthews. Further, they recognized that Messrs. Matthews and Headley are already well known to the Board, having a long history with the firm and their prior leadership roles overseeing its management and operations. They also considered certain expected changes within the investment teams supporting the Funds, including certain changes of the individuals responsible for the day-to-day management of certain Funds. They noted that Matthews had represented that while these changes were not the direct result of the Transaction, they were being made at approximately the same time in a continuing effort to position the Funds for the future and support the company’s strategic objectives. They also considered that the Transaction was not expected to result in any changes in the individuals responsible for providing the day-to-day services to the Funds, such as in the administrative, compliance or shareholder support services areas.

The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who have been, and will continue to be, responsible for providing services to the Funds and for the daily management of the Funds’ portfolios. The Trustees reviewed the expected changes to the ownership structure of Matthews as a result of the Transaction and agreed that the evolution of the ownership structure of Matthews should improve Matthews’ long-term stability, which in turn should benefit the Funds and their shareholders. The Trustees also noted that the Transaction is not expected to result in any changes in the day-to-day management of Fund portfolios or the operations of the Funds by Matthews, except as described below.

The Board further considered that the expenses associated with obtaining shareholder approval of the New Agreements would be paid by Matthews and other costs associated with the Transactions will be borne by Matthews or the selling institutional owners. The Trustees noted management’s view that, despite certain costs associated with the Transactions being borne by Matthews which may impact near term profitability, the Transaction is not otherwise expected to have an adverse effect on the company’s financial condition or stability. Based on the information provided by Matthews, the Board and the Independent Trustees concluded that the Transaction is not likely to result in any diminution of Matthews’ financial resources or its ability to continue to serve the Trust, or to otherwise destabilize Matthews or its management or personnel.

2.	The impact of the Transaction on the Funds.

The Trustees noted that at the August Meeting, they had reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts. The Trustees considered the investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian and emerging markets. The Independent Trustees reviewed information as to peer group selections presented by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider.

The Trustees noted in particular that the terms of the New Agreements are substantially identical to those of the Current Agreements; that the advisory and management fee rates under the New Agreements are identical to those under the Current Agreements; that the fee waivers and expense limitations agreed to by Matthews with respect to any Fund will not change, except that certain new waivers are expected to be implemented while certain other waivers are expected to be increased, reducing the expenses borne by shareholders as discussed below; that the nature, extent and quality of the services to be provided by Matthews pursuant to the New Agreements are expected to be provided with the same level of commitment; that the continued retention of Matthews would minimize the disruption of the Funds’ operations and would not cause the Trust to incur additional costs and expenses that would be necessary if a new investment adviser were to be hired; and that the key personnel serving the Trust, including all of the personnel providing investment management services to the Funds, are expected, except as discussed below, to continue to be retained after the change of control of Matthews.

The Trustees took into account that, in response to a request by the Trustees at the August Meeting, Matthews has agreed to enter into additional fee waivers for certain of the Funds. With respect to the Matthews Asia Dividend Fund, the Matthews Emerging Markets Small Companies Fund, the Pacific Tiger Active ETF, Japan Active ETF, Asia Innovators Active ETF, Asia Dividend Active ETF, and Emerging Markets Discovery Active ETF, the Trustees considered that shareholders of those Funds will benefit from additional expense reimbursements under an amended Operating Expenses Agreement implemented in connection with the approval of the New Agreements. They also took into account certain changes that were being made in the individuals responsible for the day-to-day management of certain Funds as well as certain proposed changes in investment strategies and potential changes in the product line-up offered by Matthews. They noted that while these waivers and changes were not the direct result of the Transaction, they were being made in the same general timeframe as the Transaction in a continuing effort to ensure that the Funds are appropriately priced, and that investment strategies employed by the Funds ae optimally designed.

With respect to investment performance, the Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. For example, the Trustees took into account actions currently being taken, as well as actions previously taken or that might be taken in the future by Matthews in response to performance concerns, such as changes to members of a portfolio management team or changes in the investment process and strategies of certain Funds.

The Trustees also considered that the transaction was not expected to impact Matthews’ ability to continue to invest in technology, systems and other aspects of its business, as it has over the last several years which investments can benefit the Funds.

3.	Considerations relating to potential conflicts.

The Board took into account that in making its recommendations, Matthews was subject to a conflict of interest in that the Transaction will result in certain benefits to certain current owners of the Adviser. These benefits include, but are not limited to, increased share ownership of Matthews which may result in benefits as Matthews’ profitability and value improves.

4.	Conclusions.

Based on their review, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the New Agreements were fair and reasonable with respect to each Fund and its shareholders in light of the services provided or to be provided by Matthews, and that the approval of the New Agreements would be in the best interests of each Fund and its shareholders. In addition, based on the information presented, it was determined that the Transaction and the New Agreements will not impose an “unfair burden” imposed on the Funds within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”). Accordingly, the Trustees voted unanimously (i) to approve the New Agreements for each Fund and (ii) to recommend that shareholders of each Fund approve the New Agreements. The Board did not indicate that any single factor was determinative of its decision to approve the New Agreements, but indicated that the Board based its determination on the total mix of information available to it.

5.	Section 15(f).

The Board was informed that Matthews has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for Matthews or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of Matthews as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Matthews. Second, an “unfair burden” must not be imposed on a Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include with respect to a Fund, any arrangement, during the two-year period after the consummation of the Transaction, whereby Matthews or any interested person of Matthews receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services. The Board was advised that Matthews, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on any Fund as a result of the change of control of Matthews.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL 2.

VOTING INFORMATION

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on [●], 2026 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meetings. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit B, which in each case equals the number of votes to which each such class is entitled.

Shareholder Information

Exhibit C lists the record and/or beneficial owners of 5% or more of the shares of each class of each Fund outstanding on the Record Date. As of the Record Date, the Trustees and officers as a group owned less than 1% of the Outstanding Shares of each class of the Funds, except for the Investor and Institutional Class of the Matthews Emerging Markets Sustainable Future Fund, and the Investor Class of the Matthews China Small Companies Fund. As of the Record Date, the Trustees and officers as a group owned [●]% of the Investor Class and [●]% of the Institutional Class of the Matthews Emerging Markets Sustainable Future Fund, and [●]% of the Investor Class of the Matthews China Small Companies Fund.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the [virtual] Special Meetings and voting in person.

Quorum; Adjournment

Proposal 1. The presence at the First Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of the Trust constitutes a quorum for the First Special Meeting. Thus, the First Special Meeting could not take place on its scheduled date if less than one-third of the Outstanding Shares of the Trust is represented in person or by proxy.

If a quorum is not present at the First Special Meeting or if a quorum is present at the First Special Meeting but sufficient votes in favor of Proposal 1 are not received, the First Special Meeting may be adjourned to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Trust than the quorum will be sufficient for an adjournment. No notice of any adjournment of the First Special Meeting will be given other than announcement at the First Special Meeting or an adjournment thereof.

Proposal 2. The presence at the Second Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of a Fund constitutes a quorum for the Second Special Meeting with respect to that Fund. Thus, the Second Special Meeting could not take place on its scheduled date with respect to a Fund if less than one-third of the Outstanding Shares of that Fund is presented in person or represented by proxy.

If a quorum is not present at the Second Special Meeting with respect to a Fund or if a quorum is present at the Second Special Meeting but sufficient votes in favor of Proposal 2 with respect to a Fund are not received, the Second Special Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Second Special Meeting with respect to a Fund will be given other than announcement at the Second Special Meeting or an adjournment or postponement thereof.

Abstentions and Broker Non-Votes. Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

Proposal 1. The election of each Nominee to the Board requires a plurality of the Outstanding Shares of the Trust present, in person or by proxy, and voting at the First Special Meeting. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all Nominees are expected to be elected as Trustees.

In determining whether shareholders have elected the Nominees to the Board, broker non-votes and abstentions will be treated as shares present at the First Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes will have no effect on the election of the Nominees. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Proposal 2. The affirmative vote of a “majority of the outstanding voting securities” of a Fund present, in person or by proxy, and voting at the Second Special Meeting is required to approve a New Agreement with respect to that Fund.

Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the Outstanding Shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of Outstanding Shares of all classes of the Fund, voting together as a single class.

In determining whether shareholders have approved Proposal 2, broker non-votes and abstentions will be treated as shares present at the Second Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes effectively are counted as votes “against” Proposal 2 because the approval of a minimum number of the outstanding voting securities is required. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

Proxies

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meetings, or any adjournment thereof (either by returning the enclosed proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Special Meetings in accordance with the shareholder’s instructions. If no instructions are provided on a properly submitted Proxy, the shares represented thereby will be voted in favor of the Proposals. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meetings, and any postponements or adjournments thereof.

Manner of Voting

In addition to voting at the [virtual] Special Meetings, shareholders may vote prior to the Special Meetings by promptly returning the enclosed proxy card or by casting their vote via telephone or over the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the Trust.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the Proposals, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meetings.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meetings, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. Each Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Funds whose accounts are registered under the same client identification number and the same address, unless the Trust has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, please contact the Funds at Matthews Asia Funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or at 800.789.ASIA (2742).

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about [●], 2026. In addition to the solicitation of proxies by mail, employees of the Trust and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the Proposals are estimated to be approximately $[●], and other expenses of the Proposals, including legal, audit, filing fees and other related expenses are estimated to be approximately $[●]. [These expenses specifically incurred in connection with Proposal 2 will be borne by Matthews. These expenses incurred with respect to Proposal 1 will be borne by [ ]. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will also be borne in the same manner. Matthews has retained [●] to serve as a proxy solicitation firm on behalf of the Trust. [●], among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposals should be directed to [●] by telephone at [●].

Reports to Shareholders

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at matthewsasia.com. Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at P.O. Box 534475, Pittsburgh, PA 15253-4475 or at 800.789.ASIA (2742).

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Other Business

Matthews and the Trust know of no business to be presented at the Special Meetings other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Funds.

Service Providers

Principal Underwriters. Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Picton, S.A. (“Picton”), with registered offices at Av. Apoquindo 2929, 22nd floor, Las Condes, Santiago, Chile, acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). Picton is not, and is not required to be, a broker-dealer registered with the Securities and Exchange Commission or a member of FINRA. Matthews compensates Picton for its services to the Funds.

Administrator. The Bank of New York Mellon (“BNY Mellon”), located at 103 Bellevue Parkway, Wilmington, DE 19809, provides certain administrative, transfer agency and dividend disbursing agent services to the Funds.

Affiliated Brokers. Each of Matthews Global Investors (Hong Kong) Limited, a Hong Kong registered broker-dealer, and Matthews Global Investors (UK) Limited, a United Kingdom registered broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews does not execute any client brokerage with or through Matthews Global Investors (Hong Kong) Limited or Matthews Global Investors (UK) Limited.

EXHIBIT A

FORM OF NEW MUTUAL FUND AGREEMENT

The form of the proposed New Mutual Fund Agreement discussed in this Proxy Statement appears below.

[placeholder for agreement]

A-1

EXHIBIT B

FORM OF NEW ETF AGREEMENT

The form of the proposed New ETF Agreement discussed in this Proxy Statement appears below.

[placeholder for agreement]

B-1

EXHIBIT C

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the below number of shares of each Funds were outstanding and entitled to vote. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Fund	Share Class	Number of Shares Outstanding
Emerging Markets Equity Fund	Investor Class	[●]

	Institutional Class	[●]

Emerging Markets Sustainable Future Fund	Investor Class	[●]

	Institutional Class	[●]

Emerging Markets Small Companies Fund	Investor Class	[●]

	Institutional Class	[●]

Asia Growth Fund	Investor Class	[●]

	Institutional Class	[●]

Pacific Tiger Fund	Investor Class	[●]

	Institutional Class	[●]

Asia Innovators Fund	Investor Class	[●]

	Institutional Class	[●]

China Fund	Investor Class	[●]

	Institutional Class	[●]

China Small Companies Fund	Investor Class	[●]

	Institutional Class	[●]

India Fund	Investor Class	[●]

	Institutional Class	[●]

Japan Fund	Investor Class	[●]

	Institutional Class	[●]

Asia Dividend Fund	Investor Class	[●]

	Institutional Class	[●]

Emerging Markets Equity Active ETF

Emerging Markets ex China Active ETF		[●]

Emerging Markets Sustainable Future Active ETF		[●]

Emerging Markets Discovery Active ETF		[●]

Pacific Tiger Active ETF		[●]

C-1

Asia Innovators Active ETF	[●]

China Active ETF	[●]

China Discovery Active ETF	[●]

India Active ETF	[●]

Japan Active ETF	[●]

Korea Active ETF	[●]

Asia Dividend Active ETF	[●]

C-2

EXHIBIT D

OWNERSHIP OF SHARES

The tables below show, as of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares

[Table to be provided]

D-1

PROXY	PROXY

MATTHEWS INTERNATIONAL FUNDS,

DBA MATTHEWS ASIA FUNDS

PROXY FOR SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON [__], 2026

The undersigned, revoking prior proxies, hereby appoints [__] and [__] as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at each Special Meeting of Shareholders (each, a “Meeting” and, together, the “Meetings”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at [__] [a.m./p.m.] and at [__] [a.m./p.m.] on [____________], 2026, at [the offices of Matthews International Capital Management, LLC at Four Embarcadero Center, Suite 550, San Francisco, California 94111], or at any adjournment(s) of either Meeting thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before either Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meetings of Shareholders and the Proxy Statement dated [__], 2026.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before either Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

PLEASE DETACH AT PERFORATION BEFORE MAILING

MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

MATTHEWS INTERNATIONAL FUNDS,

DBA MATTHEWS ASIA FUNDS

SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW

AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

FIRST SPECIAL MEETING

PROPOSAL 1: TO ELECT TWO TRUSTEES TO THE BOARD OF THE TRUST, AS FOLLOWS:

NOMINEE	FOR	AGAINST	ABSTAIN
NEAL ANDREWS	☐	☐	☐
MARK W. HEADLEY	☐	☐	☐

SECOND SPECIAL MEETING

PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT OR INVESTMENT MANAGEMENT AGREEMENT FOR THE APPLICABLE MUTUAL FUND OR ETF.

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Please complete, sign, date and return this proxy promptly in the enclosed envelope.

No postage is required if mailed in the United States.